UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2007

Sotheby's
(Exact name of registrant as specified in its charter)

Delaware	1-9750	38-2478409
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1334 York Avenue
New York, NY		10021
(Address of principal executive offices)		(Zip Code)

(212) 606-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

               On May 7, 2007, Sotheby’s, a Delaware corporation (or the “Company”), issued a press release discussing its results of operations for the three months ended March 31, 2007. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Principal Accounting Officer

               Kevin M. Delaney has been named Vice President, Corporate Controller and Chief Accounting Officer of Sotheby’s, effective May 7, 2007. Mr. Delaney succeeds Michael L. Gillis, who has been named Senior Vice President, Treasurer. The previous Treasurer, Jan Prasens, will be assuming the newly created role of Managing Director of Sotheby’s Finance Segment.

               Mr. Delaney, age 34, has served as Assistant Controller of Sotheby's under Mr. Gillis since June 2000 and has been a Vice President since 2003.

Amendment and Restatement of Certain Compensatory Plans

               At the Company’s 2007 Annual Meeting of Shareholders on May 7, 2007, the shareholders of the Company approved the amendment and restatement of (i) the Company’s Executive Bonus Plan (the “EBP’) and (ii) the Company’s 1998 Stock Compensation Plan for Non-Employee Directors (the “Directors Plan”). The EBP provides for the payment of cash and/or restricted stock awards (pursuant to the Company’s Amended and Restated Restricted Stock Plan) in the form of the Company’s common stock, par value $0.10 per share, to eligible participants upon the fulfillment of certain objective, pre-established performance criteria. The Directors Plan provides for the payment of shares of common stock or deferred stock units to the Company’s non-employee directors as part of the Company’s director compensation program.

               The principal features of the EBP and the Directors Plan are summarized under the captions “Proposal 2-Approval of Sotheby’s Executive Bonus Plan (as amended and restated effective as of January 1, 2007)” and “Proposal 3-Approval of Amendment and Restatement of 1998 Stock Compensation Plan for Non-Employee Directors,” respectively, in the Company’s Proxy Statement for such meeting, filed with the Securities and Exchange Commission on April 12, 2007 (the “2007 Proxy Statement”). The foregoing descriptions and the 2007 Proxy Statement summary of each of these plans are qualified in their entirety by reference to the EBP and the Directors Plan themselves, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	Sotheby’s Executive Bonus Plan (as amended and restated effective as of January 1, 2007)

	10.2	Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors (as amended and restated effective May 7, 2007)

	99.1	Sotheby’s earnings press release for the three months ended March 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOTHEBY'S

By:	/s/ Kevin M. Delaney

Kevin M. Delaney
Vice President, Corporate
Controller and Chief
Accounting Officer

Date:	May 11, 2007

Exhibit Index

Exhibit No.	Description

10.1	Sotheby’s Executive Bonus Plan (as amended and restated effective as of
January 1, 2007).

10.2	Sotheby’s 1998 Stock Compensation Plan for Non-Employee Directors (as
amended and restated effective May 7, 2007).

99.1	Sotheby’s earnings press release for the three months ended March 31, 2007.